UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06621

Nuveen Premium Income Municipal Fund 2, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2015

NPI
Nuveen Premium Income Municipal Fund, Inc.

NPM
Nuveen Premium Income Municipal Fund 2, Inc.

NPT
Nuveen Premium Income Municipal Fund 4, Inc.

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	20

Report of Independent Registered Public Accounting Firm	21

Portfolios of Investments	22

Statement of Assets and Liabilities	69

Statement of Operations	70

Statement of Changes in Net Assets	71

Statement of Cash Flows	72

Financial Highlights	74

Notes to Financial Statements	79

Additional Fund Information	90

Glossary of Terms Used in this Report	91

Reinvest Automatically, Easily and Conveniently	93

Annual Investment Management Agreement Approval Process	94

Board Members & Officers	102

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy's underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.
Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies' fragile growth, while Chinese authorities have stepped up efforts to manage China's slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world's central banks remain under intense scrutiny.
In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
December 21, 2015

4	Nuveen Investments

Portfolio Managers' Comments
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Paul L. Brennan, CFA, and Christopher L. Drahn, CFA, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these three national Funds. Paul has managed NPI and NPM since 2006 and Chris assumed portfolio management responsibility for NPT in 2011.
APPROVED FUND REORGANIZATIONS
During August 2015, the Board of Directors/Trustees of the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds, one of which is included in this report (the Target Fund) to create one, larger, national Fund (the Acquiring Fund).
The reorganizations are as follows:

Target Fund	Symbol	Acquiring Fund	Symbol
Nuveen Premium Income Municipal Fund 4, Inc.	NPT	Nuveen Dividend Advantage Municipal Fund 3	NZF
Nuveen Dividend Advantage Municipal Fund 2	NXZ	(to be renamed Nuveen Enhanced Municipal Credit
Nuveen Municipal Advantage Fund, Inc.	NMA	Opportunities Fund)
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2015?
During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers' Comments (continued)
sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed's 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.
The Fed changed its language slightly in December 2014, indicating it would be "patient" in normalizing monetary policy. This shift helped ease investors' worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated "patient" from its statement, but also highlighted the policymakers' less optimistic view of the economy's overall health as well as downgraded their inflation projections. The Fed's April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter's economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed's criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.
During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed's goals of maximum employment and inflation approaching 2%. At the Fed's October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)
The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government's gross domestic product (GDP) "second" estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered "full employment" by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).
The municipal bond market traded sideways, meaning it ended the reporting period nearly where it started, with considerable volatility in between. With the Fed delaying the start of its interest rate normalization at each successive policy meeting, yet still signaling that a rate hike was likely in 2015, market participants remained highly focused on reassessing the Fed's timing. Complicating the forecasts were global macroeconomic concerns, particularly related to China's slowdown and currency devaluations around the world, as well as an easing of inflation concerns, driven by a stronger U.S. dollar and weakening commodity prices.

6	Nuveen Investments

The municipal market's supply-demand balance generally remained favorable over this reporting period. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended October 31, 2015, municipal bond issuance nationwide totaled $416.9 billion, an increase of 30.4% from the issuance for the twelve-month reporting period ended October 31, 2014. The elevation in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is elevated, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2015?
Despite the volatility during this reporting period, the low interest rate environment continued to attract investors to spread products, including municipal bonds. Credit spreads relative to Treasuries continued to tighten, helping the broad municipal market achieve a small gain over the twelve-month reporting period. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.
Much of our trading activity during the reporting period was focused on pursuing our investment objectives. In general, the Funds maintained their overall positioning strategies, emphasizing intermediate and longer maturities, lower rated credits and sectors offering higher yields. We would also note we've become more selective at the individual issue level. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal altogether.
NPI and NPM continued to count health care and transportation among their largest sector weightings. The health care sector has been an attractive source of ideas for us. The advent of the Affordable Health Care Act has encouraged health care providers to increase the scale of their businesses through affiliations and consolidations. Fundamentals in the transportation sector also remain compelling, in our view, for several reasons. The lower commodity price environment has provided fuel savings to airlines and to consumers, while the generally improved economy has encouraged more vehicle traffic and air travel. Operators have gained more pricing power recently, and therefore can charge customers more. Finally, more transportation projects are being funded, providing additional sources of opportunities for us. Outside of those two sectors, we also bought a newly issued higher education bond that we believe has favorable long-term prospects.
NPT continued to emphasize medium to lower rated credits, with overweights to A rated, BBB rated and non-rated bonds and underweights to AAA and AA rated bonds. The Fund's largest sector overweight was in health care, while state and local general obligation (GO) bonds were its main underweight position. We also note that NPT increased its exposure to lower credit quality bonds (BBB rated and below) during this reporting period, while remaining within its investment policy target range. We continue to believe that lower rated municipal bonds represent attractive long-term investments and that fundamentals remain strong in the current market environment. In particular, the high yield municipal bond market currently features attractive yields and spreads, as well as declining default rates that should continue to be supported by the improving economic environment. Furthermore, high yield municipal bonds have historically responded favorably to a rising interest rate environment.
Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, call activity was elevated during the period, providing ample cash and driving much of our trading. Additionally, in NPT, we took advantage of the late spring/early summer municipal

Nuveen Investments	7

Portfolio Managers' Comments (continued)
bond market sell-off to try to bolster the Fund's distributable income by a series of swaps and transactions designed to take advantage of the higher yield levels then available in the marketplace.
As of October 31, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NPM also added a forward interest rate swap to reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark.
How did the Funds perform during the twelve-month reporting period ended October 31, 2015?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year and ten-year periods ended October 31, 2015. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
For the twelve months ended October 31, 2015, the total returns on common share NAV for NPI, NPM and NPT outperformed the return for the national S&P Municipal Bond Index. For the same period, NPT exceeded the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average, while NPI and NPM lagged this Lipper classification average.
Key management factors that influenced the Funds' returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds' performance for this reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.
In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. As interest rates remained relatively stable over the reporting period, the higher yields at the longer end of the maturity range provided a boost to their total returns. In general, the Funds' durations and yield curve positioning were the main drivers of relative outperformance versus the benchmark for this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NPT and NPI, where greater sensitivity to changes in interest rates benefited their performance. As noted previously, in NPM we added a forward interest rate swap during this reporting period to reduce the Fund's duration, which had exceeded its target. The swap successfully moved the Fund's duration within its target range but, nonetheless, performance was dampened given the unfavorable move in rates that underpin the swap. Overall, duration and yield curve positioning was the major driver of performance and differences in positioning accounted for much of the differences in performance.
During this reporting period, lower rated bonds generally outperformed higher quality bonds. Investors have been more willing to accept risk, as credit fundamentals have broadly continued to improve and demand for higher yielding assets remained robust in the low interest rate environment. These Funds tended to have overweights in A rated and BBB rated bonds and underweights in the AAA rated and AA rated categories relative to their benchmark and credit exposure was generally positive for their performance. As with duration, differences in credit allocation accounted for some of the differences in performance.
Sector allocation also had a small, but positive effect on relative performance for these three Funds. For this reporting period, tobacco was the best performing sector in the municipal market by a wide margin. Tobacco settlement bonds, which are repaid from the money U.S. tobacco companies owe to states under the 1998 Master Settlement Agreement, rallied strongly during this reporting period on several positive developments. After a decade of falling smoking rates, tobacco shipments were up year-to-date in 2015. Declining commodity prices have provided smokers with more disposable income to buy cigarettes after filling their gas tanks and paying their heating bills. Higher tobacco revenues are bolstering confidence that the tobacco settlement bonds can

8	Nuveen Investments

make timely payments. The sector also benefited from a constructive development on the litigation front. In October 2015, a dispute between the New York Attorney General and tobacco companies was settled, releasing funds from an escrow account to the state and making the money available for bond payments. The municipal market viewed this favorably, as several other states with disputed money held in escrow also may be likely to reach a settlement. The release of these funds would mean an improvement in the sector's fundamentals and possibly these bonds' credit ratings, many of which are rated below investment grade. We would also point out that, as the tobacco sector has been trading at deeply discounted levels, the rally had considerable upside, further boosting performance during this reporting period. Relative to the benchmark, the three Funds held overweight exposures to tobacco bonds, which was beneficial to performance.
Overweight allocations to the health care sector were another notable contributor to these three Funds during the reporting period. Health care bonds have continued to benefit from investor demand for lower rated credits, as well as generally improving credit fundamentals across the sector (as described earlier in the key strategies section). In contrast, sectors with comparatively lower yields and higher credit quality, such as GOs and pre-refunded bonds, generally underperformed the market. For NPT, an overweight position in pre-refunded bonds slightly tempered relative gains, but an underweight allocation to GO bonds was advantageous to relative performance.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.
In terms of Puerto Rico holdings, shareholders should note that NPI, NPM and NPT either had no exposure or sold the last of their Puerto Rico holdings during the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.
As of October 31, 2015, the Funds' percentages of leverage are shown in the accompanying table.

	NPI	NPM	NPT
Effective Leverage*	36.85%	37.96%	34.93%
Regulatory Leverage*	29.32%	31.04%	29.65%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE
As of October 31, 2015, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMPT Shares		VRDP Shares
		Shares		Shares
		Issued at		Issued at
Fund	Series	Liquidation Value	Series	Liquidation Value	Total
NPI	2018	$407,000,000	—	—	$407,000,000
NPM	—	—	1	$489,500,000	$489,500,000
NPT	—	—	1	$262,200,000	$262,200,000
During the current reporting period, NPI refinanced all of its outstanding VMTP Shares with the issuance of new VMTP Shares.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.

10	Nuveen Investments

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of October 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NPI	NPM	NPT
November 2014	$0.0685	$0.0720	$0.0680
December	0.0685	0.0720	0.0680
January	0.0685	0.0720	0.0680
February	0.0685	0.0720	0.0680
March	0.0685	0.0720	0.0680
April	0.0685	0.0720	0.0680
May	0.0685	0.0720	0.0680
June	0.0685	0.0720	0.0680
July	0.0685	0.0720	0.0680
August	0.0685	0.0720	0.0680
September	0.0685	0.0720	0.0680
October 2015	0.0685	0.0720	0.0680

Ordinary Income Distribution*	$0.0094	$0.0013	$0.0037

Market Yield**	6.00%	6.23%	6.14%
Taxable-Equivalent Yield**	8.33%	8.65%	8.53%

*	Distribution paid in December 2014.

**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

Nuveen Investments	11

Common Share Information (continued)
As of October 31, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Directors reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NPI	NPM	NPT
Common shares cumulatively repurchased and retired	—	422,900	—
Common shares authorized for repurchase	6,405,000	7,070,000	4,335,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NPI	NPM	NPT
Common share NAV	$15.32	$15.38	$14.35
Common share price	$13.70	$13.87	$13.30
Premium/(Discount) to NAV	(10.57)%	(9.82)%	(7.32)%
12-month average premium/(discount) to NAV	(11.56)%	(10.85)%	(8.30)%

12	Nuveen Investments

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPI.
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPM.
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPT.

Nuveen Investments	13

NPI
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NPI at Common Share NAV	4.57%	7.40%	6.21%
NPI at Common Share Price	6.40%	5.62%	6.13%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	145.4%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	4.7%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	150.8%
Floating Rate Obligations	(9.3)%
VMTP Shares, at Liquidation Value	(41.5)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.5%
AA	40.8%
A	28.6%
BBB	13.6%
BB or Lower	4.4%
N/R (not rated)	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	22.3%
Health Care	19.9%
Tax Obligation/Limited	13.2%
Tax Obligation/General	10.4%
Education and Civic Organizations	8.5%
Water and Sewer	7.9%
U.S. Guaranteed	6.2%
Utilities	5.0%
Other	6.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.3%
Texas	13.7%
Illinois	10.2%
Florida	8.8%
New York	5.9%
Ohio	4.5%
Massachusetts	3.3%
Nevada	3.1%
Washington	3.1%
Louisiana	2.9%
Pennsylvania	2.3%
Alabama	1.7%
Kentucky	1.6%
Indiana	1.6%
South Carolina	1.6%
Tennessee	1.6%
Other	19.8%
Total	100%

Nuveen Investments	15

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NPM at Common Share NAV	3.90%	6.64%	6.05%
NPM at Common Share Price	5.42%	5.52%	6.19%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	148.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	3.2%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	151.6%
Floating Rate Obligations	(6.6)%
VRDP Shares, at Liquidation Value	(45.0)%
Net Assets	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	15.0%
AA	47.7%
A	23.9%
BBB	8.9%
BB or Lower	3.5%
N/R (not rated)	1.0%
Total	100%

Portfolio Composition
(% of total investments)1
Transportation	17.5%
Tax Obligation/General	16.9%
Health Care	15.4%
Tax Obligation/Limited	13.8%
U.S. Guaranteed	8.8%
Water and Sewer	8.6%
Education and Civic Organizations	7.5%
Utilities	6.3%
Other	5.2%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	12.3%
California	11.5%
Florida	10.9%
Texas	9.4%
New York	6.1%
Ohio	5.4%
Nevada	4.8%
Michigan	3.7%
Louisiana	3.5%
Washington	3.2%
Colorado	2.9%
Pennsylvania	2.6%
New Jersey	2.4%
Indiana	2.4%
Other	18.9%
Total	100%
1            Excluding investments in derivatives.

Nuveen Investments	17

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NPT at Common Share NAV	5.25%	7.89%	6.66%
NPT at Common Share Price	6.34%	6.53%	7.09%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.2%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	150.0%
Floating Rate Obligations	(7.9)%
VRDP Shares, at Liquidation Value	(42.1)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.2%
AA	28.7%
A	27.9%
BBB	17.2%
BB or Lower	6.4%
N/R (not rated)	6.6%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.1%
Tax Obligation/Limited	19.2%
Transportation	11.0%
Tax Obligation/General	9.3%
U.S. Guaranteed	7.8%
Water and Sewer	7.3%
Education and Civic Organizations	6.2%
Utilities	5.7%
Other	12.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	12.9%
Illinois	12.5%
Texas	11.8%
Ohio	5.5%
Florida	5.3%
New York	5.1%
Colorado	4.4%
Pennsylvania	4.2%
Louisiana	4.1%
Wisconsin	3.0%
Arizona	2.9%
Alabama	2.6%
Michigan	2.4%
Missouri	2.1%
Georgia	2.0%
Other	19.2%
Total	100%

Nuveen Investments	19

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2015 for NPI, NPM and NPT; at this meeting the shareholders were asked to elect Board Members.

	NPI		NPM		NPT
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	51,784,699	—	57,552,801	—	37,091,647	—
Withhold	1,560,585	—	2,290,978	—	754,447	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
Jack B. Evans
For	51,730,745	—	57,513,425	—	37,064,065	—
Withhold	1,614,539	—	2,330,354	—	782,029	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
William C. Hunter
For	—	4,070	—	2,837	—	1,550
Withhold	—	—	—	500	—	150
Total	—	4,070	—	3,337	—	1,700
David J. Kundert
For	51,630,116	—	57,482,165	—	37,053,343	—
Withhold	1,715,168	—	2,361,614	—	792,751	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
John K. Nelson
For	51,753,027	—	57,614,388	—	37,058,187	—
Withhold	1,592,257	—	2,229,391	—	787,907	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
William J. Schneider
For	—	4,070	—	2,837	—	1,550
Withhold	—	—	—	500	—	150
Total	—	4,070	—	3,337	—	1,700
Thomas S. Schreier, Jr.
For	51,734,978	—	57,557,287	—	37,095,504	—
Withhold	1,610,306	—	2,286,492	—	750,590	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
Judith M. Stockdale
For	51,634,485	—	57,474,320	—	37,104,608	—
Withhold	1,710,799	—	2,369,459	—	741,486	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
Carole E. Stone
For	51,746,065	—	57,473,479	—	37,132,526	—
Withhold	1,599,219	—	2,370,300	—	713,568	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
Virginia L. Stringer
For	51,736,719	—	57,503,802	—	37,117,320	—
Withhold	1,608,565	—	2,339,977	—	728,774	—
Total	53,345,284	—	59,843,779	—	37,846,094	—
Terence J. Toth
For	51,752,256	—	57,545,332	—	37,095,595	—
Withhold	1,593,028	—	2,298,447	—	750,499	—
Total	53,345,284	—	59,843,779	—	37,846,094	—

20	Nuveen Investments

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. (the "Funds") as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through October 31, 2013, were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, their cash flows for the year then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
December 28, 2015

Nuveen Investments	21

NPI
Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.4% (99.6% of Total Investments)
	MUNICIPAL BONDS – 145.4% (99.6% of Total Investments)
	Alabama – 2.5% (1.7% of Total Investments)
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2:
$1,435	5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,492,802
4,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	4,156,840
6,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006D, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	6,218,100
11,790	Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	12,208,072
23,225	Total Alabama			24,075,814
	Alaska – 1.0% (0.7% of Total Investments)
10,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	1/16 at 100.00	B	9,539,355
	Arizona – 2.1% (1.4% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
500	5.250%, 12/01/24 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	502,210
660	5.250%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	662,917
9,740	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	10,731,726
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding Series 2015, 4.000%, 12/01/38 – AGM Insured	No Opt. Call	AA	1,001,620
7,115	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	7,950,728
19,015	Total Arizona			20,849,201
	Arkansas – 0.2% (0.2% of Total Investments)
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 4.875%, 12/01/43	12/23 at 100.00	A1	2,228,339
	California – 20.2% (13.8% of Total Investments)
9,200	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	8,429,776
10,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	AA–	10,163,700
3,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	AA–	3,925,845
8,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2014, 5.000%, 12/01/44	12/24 at 100.00	AA	9,059,920
8,560	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	Aa3	8,591,843
8,570	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	8,679,953
4,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	4,833,823
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	604,460

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
$2,140	9.213%, 2/15/20 (IF) (5)	No Opt. Call	AA	$2,497,936
825	9.213%, 2/15/20 (IF) (5)	No Opt. Call	AA	962,990
790	9.205%, 2/15/20 (IF) (5)	No Opt. Call	AA	922,017
7,130	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 13.508%, 5/15/40 (IF)	5/18 at 100.00	AA–	9,814,660
3,015	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	3,111,872
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	1,184,910
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,640	5.250%, 7/01/30	1/16 at 100.00	CCC	1,474,950
4,730	5.000%, 7/01/39	1/16 at 100.00	CCC	4,234,060
5,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	5,532,450
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	3,643,295
5,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 5.000%, 8/01/37 – AGM Insured	8/17 at 100.00	AA	5,316,350
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,480	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,715,720
3,480	6.000%, 1/15/49	1/24 at 100.00	BBB–	4,082,284
6,870	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	7,620,204
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,520	5.000%, 6/01/33	6/17 at 100.00	B	6,708,667
2,000	5.750%, 6/01/47	6/17 at 100.00	B	1,844,760
3,000	5.125%, 6/01/47	6/17 at 100.00	B	2,547,990
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	3,965,350
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	16,965,298
85	Martinez, California, Home Mortgage Revenue Bonds, Series 1983A, 10.750%, 2/01/16 (ETM)	No Opt. Call	Aaa	87,126
3,635	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	2,543,700
11,760	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	Aaa	14,541,358
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	373,398
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
9,990	5.000%, 1/15/44	1/25 at 100.00	BBB–	10,598,391
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB–	27,215,976
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.500%, 12/01/24	12/21 at 100.00	A+	1,242,470
1,000	6.625%, 12/01/25	12/21 at 100.00	A+	1,246,710
1,325	6.750%, 12/01/26	12/21 at 100.00	A+	1,661,259
188,085	Total California			197,945,471

Nuveen Investments	23

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 1.9% (1.3% of Total Investments)
$795	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	BBB+	$807,219
1,330	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,366,429
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,996,073
20,510	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	10,801,797
250	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	281,638
27,400	Total Colorado			18,253,156
	Connecticut – 0.6% (0.4% of Total Investments)
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA	2,041,187
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 4.000%, 4/01/39	4/22 at 100.00	AA	3,658,332
5,495	Total Connecticut			5,699,519
	District of Columbia – 2.0% (1.3% of Total Investments)
1,835	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	12/15 at 100.00	AA+	1,839,532
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa1	11,509,605
2,130	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.876%, 10/01/30 – BHAC Insured (IF) (5)	10/16 at 100.00	AA+	2,323,766
3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1731, 11.871%, 4/01/16 – BHAC Insured (IF) (5)	No Opt. Call	AA+	3,638,285
16,805	Total District of Columbia			19,311,188
	Florida – 12.9% (8.8% of Total Investments)
2,875	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2005, 5.000%, 4/01/24 (Pre-refunded 4/01/16)	4/16 at 100.00	A– (4)	2,932,759
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/45 (WI/DD, Settling 11/16/15) (Alternative Minimum Tax)	10/25 at 100.00	A+	8,176,875
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund-Intermodal Program, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/21 at 100.00	AA+	2,339,100
8,160	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	8,939,933
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	4/20 at 100.00	AA	9,022,000
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2012A, 5.000%, 4/01/42	No Opt. Call	A–	3,183,006
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	8,790,490
19,750	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 4.500%, 7/01/33 – AMBAC Insured	7/16 at 100.00	A	20,148,158
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/29 (Alternative Minimum Tax)	No Opt. Call	A	1,130,100
7,890	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	8,472,045
4,865	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	5,417,323
6,210	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	6,864,472
5,325	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	5,905,106

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	$136,963
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond Series 2014B, 5.000%, 9/01/43	9/24 at 100.00	AA–	5,122,185
6,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	7,201,948
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	15,948,276
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	7,072,529
117,355	Total Florida			126,803,268
	Georgia – 1.1% (0.7% of Total Investments)
6,975	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	7,419,517
2,780	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa1	3,059,668
9,755	Total Georgia			10,479,185
	Guam – 0.1% (0.1% of Total Investments)
1,220	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,367,132
	Hawaii – 1.2% (0.8% of Total Investments)
10,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	11,490,400
	Idaho – 0.2% (0.1% of Total Investments)
2,185	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/30	9/16 at 100.00	BB+	2,204,075
	Illinois – 14.9% (10.2% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	8,122,400
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AA–	6,439,742
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	AA–	11,551,200
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	AA–	6,767,900
3,800	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,041,566
2,245	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	2,405,113
3,130	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	3,152,912
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	13,828,558
2,785	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	3,040,774
13,955	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2015, 5.000%, 5/01/45 (UB) (5)	5/25 at 100.00	AA	15,409,111
6,000	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	6,376,020
7,530	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	8,183,303
1,380	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	1,390,336
4,045	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	4,886,724

Nuveen Investments	25

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,840	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	$3,050,188
6,970	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	7,443,681
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	A–	3,393,120
2,000	5.250%, 2/01/33	2/24 at 100.00	A–	2,113,600
1,575	5.250%, 2/01/34	2/24 at 100.00	A–	1,660,019
2,000	5.000%, 2/01/39	2/24 at 100.00	A–	2,047,380
	Illinois State, General Obligation Bonds, May Series 2014:
610	5.000%, 5/01/36	5/24 at 100.00	A–	630,045
1,950	5.000%, 5/01/39	5/24 at 100.00	A–	1,997,483
1,055	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,113,616
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 17.802%, 1/01/21 (IF)	No Opt. Call	AA–	1,547,921
1,000	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/30 (6)	1/16 at 100.00	D	399,800
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	10,468,000
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	3,958,800
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
7,625	6.250%, 10/01/38	10/23 at 100.00	A	8,827,081
1,525	6.000%, 10/01/42	10/23 at 100.00	A	1,732,995
149,775	Total Illinois			145,979,388
	Indiana – 2.3% (1.6% of Total Investments)
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	3,106,090
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	2,758,975
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
3,300	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	3,594,063
11,120	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	11,931,760
1,115	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,359,988
20,900	Total Indiana			22,750,876
	Iowa – 1.2% (0.8% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
10,000	5.500%, 6/01/42	1/16 at 100.00	B+	9,478,800
2,000	5.625%, 6/01/46	1/16 at 100.00	B+	1,935,600
12,000	Total Iowa			11,414,400
	Kentucky – 2.3% (1.6% of Total Investments)
3,800	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	4,357,004
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
2,120	0.000%, 7/01/43	7/31 at 100.00	Baa3	1,511,369
3,655	0.000%, 7/01/46	7/31 at 100.00	Baa3	2,605,357
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
2,920	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,271,364
585	6.000%, 7/01/53	7/23 at 100.00	Baa3	665,631

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30	6/21 at 100.00	Aa3	$10,428,509
22,275	Total Kentucky			22,839,234
	Louisiana – 4.3% (2.9% of Total Investments)
2,345	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	2,591,342
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	AA–	5,668,988
4,205	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	4,405,873
1,595	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,716,842
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	5,140,471
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
985	4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	1,007,133
10,105	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	10,319,327
5,140	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,522,879
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	5,853,328
39,230	Total Louisiana			42,226,183
	Maine – 0.2% (0.2% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	A+	2,214,340
	Maryland – 1.0% (0.7% of Total Investments)
2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	2,246,354
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	515,592
1,560	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	1,706,125
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (4)	2,215,000
3,465	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (4)	3,566,005
9,675	Total Maryland			10,249,076
	Massachusetts – 4.8% (3.3% of Total Investments)
3,375	Massachusetts Development Finance Agency Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F, 5.000%, 8/15/45	8/25 at 100.00	A+	3,733,931
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	891,602
545	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	A1	603,064
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	BBB+	3,199,808
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	2,555,944
2,025	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,263,019

Nuveen Investments	27

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	$762,888
13,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	AAA	13,402,090
370	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (4)	400,481
5,590	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25	8/17 at 100.00	AA+	6,029,318
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	5,618,800
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,521,554
44,165	Total Massachusetts			46,982,499
	Michigan – 2.2% (1.5% of Total Investments)
2,650	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	2,872,733
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	1/16 at 100.00	BB	3,001,410
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,320,155
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	1,145,690
3,275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	3,417,954
725	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	761,141
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	5,583,188
850	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	AA–	860,370
20,365	Total Michigan			21,962,641
	Minnesota – 0.3% (0.2% of Total Investments)
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,373,590
	Missouri – 0.5% (0.3% of Total Investments)
1,035	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	1,142,350
500	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	504,415
1,285	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A	1,407,743
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	1,418,458
4,080	Total Missouri			4,472,966
	Nebraska – 1.6% (1.1% of Total Investments)
4,775	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38	2/24 at 100.00	AA–	4,879,286
1,620	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.228%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	2,699,941
7,990	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 – AMBAC Insured	1/17 at 100.00	A2	8,283,393
14,385	Total Nebraska			15,862,620

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 4.5% (3.1% of Total Investments)
$5,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38	No Opt. Call	AAA	$5,624,050
21,600	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	25,040,014
2,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	3,067,011
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	2,885,636
7,750	Nevada System of Higher Education, Universities Revenue Bonds, Series 2005B, 5.000%, 7/01/35 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	Aa2 (4)	7,814,248
39,650	Total Nevada			44,430,959
	New Jersey – 2.0% (1.4% of Total Investments)
485	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	521,278
300	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	366,891
800	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	828,192
3,850	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	4,227,685
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	7,836,723
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.079%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	1,854,886
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,350	4.500%, 6/01/23	6/17 at 100.00	BB	1,359,113
1,000	4.625%, 6/01/26	6/17 at 100.00	B+	979,150
2,000	4.750%, 6/01/34	6/17 at 100.00	B–	1,621,720
18,430	Total New Jersey			19,595,638
	New Mexico – 0.7% (0.5% of Total Investments)
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	6,879,771
	New York – 8.6% (5.9% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,000	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,265,480
5,000	0.000%, 7/15/44	No Opt. Call	BBB–	1,259,750
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	3,457,688
4,800	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	5,393,136
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A	1,715,801
3,195	5.000%, 5/01/43	5/25 at 100.00	A	3,510,442
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2012:
1,100	5.000%, 7/01/38	No Opt. Call	A1	1,214,543
1,500	5.000%, 7/01/42	No Opt. Call	A1	1,649,580
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	6,063,791

Nuveen Investments	29

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$7,065	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	$7,323,720
10,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	10,392,000
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,173,018
860	5.000%, 9/01/44	9/24 at 100.00	A–	951,771
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 0.000%, 11/15/32	No Opt. Call	AA	5,509,300
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA–	842,775
3,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,959,538
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	6,581,627
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	No Opt. Call	AA	5,020
670	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	1/16 at 100.00	A–	670,060
5,070	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	5,139,865
6,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	7,114,500
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/43 (Alternative Minimum Tax)	12/23 at 100.00	AA–	1,437,633
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	4,962,902
1,325	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	1,539,319
85,555	Total New York			84,133,259
	North Carolina – 2.3% (1.6% of Total Investments)
2,850	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.219%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	3,237,885
1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,092,273
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A, 5.125%, 4/01/43	4/23 at 100.00	A–	13,331,797
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	2/16 at 100.00	N/R	1,000,850
1,565	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	1,631,309
2,060	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Pollution Control Revenue Refunding Bonds, Duke Energy Progress, Inc. Project, Series 2013, 4.000%, 6/01/41	6/23 at 100.00	Aa2	2,104,043
20,775	Total North Carolina			22,398,157
	Ohio – 6.6% (4.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,200	5.125%, 6/01/24	6/17 at 100.00	B–	4,670,536
2,850	5.875%, 6/01/30	6/17 at 100.00	B–	2,548,413
6,420	5.750%, 6/01/34	6/17 at 100.00	B–	5,627,900
3,285	5.875%, 6/01/47	6/17 at 100.00	B	2,839,455

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	$5,092,674
16,820	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	AA	18,586,436
975	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157, 17.115%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,384,578
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2015, 5.000%, 8/15/45	8/25 at 100.00	A3	9,070,182
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A	1,145,440
4,350	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2015A, 5.000%, 12/01/44	6/25 at 100.00	A	4,802,748
5,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,433,150
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	3,145,969
62,765	Total Ohio			64,347,481
	Oklahoma – 2.1% (1.4% of Total Investments)
1,050	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	1,074,255
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
6,620	5.000%, 2/15/37	2/17 at 100.00	AA	6,889,103
1,290	5.000%, 2/15/42	2/17 at 100.00	AA	1,340,581
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
220	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	232,905
45	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	47,640
10,035	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	10,474,734
143	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 3500, 8.554%, 6/15/30 (IF)	12/16 at 100.00	AA+	154,393
19,403	Total Oklahoma			20,213,611
	Pennsylvania – 3.3% (2.3% of Total Investments)
4,530	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	5,281,844
980	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	983,685
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	2,455,542
11,000	0.000%, 12/01/38	No Opt. Call	A	3,880,140
5,375	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	6,007,691
1,665	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	AA (4)	1,967,697
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	3,663,274
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	242,231
5,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA–	5,687,903
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	2,698,448
40,490	Total Pennsylvania			32,868,455

Nuveen Investments	31

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.8% (0.6% of Total Investments)
$7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	AA+	$8,211,183
	South Carolina – 2.3% (1.6% of Total Investments)
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,046,903
11,880	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	12,952,408
2,880	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	3,175,546
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2015, 5.250%, 7/01/55 (WI/DD, Settling 11/04/15) (Alternative Minimum Tax)	7/25 at 100.00	A+	5,427,450
20,635	Total South Carolina			22,602,307
	Tennessee – 2.3% (1.6% of Total Investments)
5,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,475,650
2,565	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	2,662,829
6,400	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	6,573,632
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40	1/17 at 31.68	A	1,812,066
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,618,450
410	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	422,161
25,475	Total Tennessee			22,564,788
	Texas – 20.0% (13.7% of Total Investments)
3,040	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,319,315
13,705	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	AA–	15,260,792
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A, 5.000%, 11/15/43	5/23 at 100.00	AA	5,656,000
8,765	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	8,883,503
2,150	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (7)	1/16 at 100.00	C	123,625
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,871,250
765	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB+	816,905
3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	3,886,527
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	2,809,175
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	8,713,251
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	3,892,595
9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	9,624,600

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 18.010%, 4/01/53 (IF)	10/23 at 100.00	AA+	$5,604,557
1,935	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	2,157,912
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	155,239
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	294,709
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	346,355
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	860,126
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,101,843
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	BB–	406,725
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	4,517,600
13,975	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,348,133
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
2,000	5.250%, 8/15/21	2/16 at 100.00	BBB+	2,015,920
2,800	5.125%, 8/15/26	2/16 at 100.00	BBB+	2,816,492
4,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	4,379,000
75	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2003, 5.250%, 5/15/24 – AMBAC Insured	No Opt. Call	A	75,286
5,420	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/39	No Opt. Call	A	5,858,695
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,070	0.000%, 9/01/43	9/31 at 100.00	AA+	1,873,930
8,470	0.000%, 9/01/45	9/31 at 100.00	AA+	8,434,257
5,305	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	5,874,067
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender Option Bond Trust 1124, 7.583%, 8/15/26 (IF)	2/17 at 100.00	AAA	11,737,550
2,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (7)	11/15 at 100.00	C	115,000
12,130	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	12,581,843
1,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	1,092,510
2,195	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	2,669,844
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.826%, 4/01/28 (IF)	4/17 at 100.00	AAA	4,486,784
4,710	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	5,191,739
10,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	11,597,423
21,170	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	16,471,740
3,830	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,199,965
199,260	Total Texas			196,122,782

Nuveen Investments	33

NPI	Nuveen Premium Income Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.9% (0.6% of Total Investments)
$4,500	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	AAA	$5,022,090
3,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	3,328,590
7,500	Total Utah			8,350,680
	Virginia – 1.6% (1.1% of Total Investments)
5,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	AA–	5,671,100
5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	5,913,675
1,070	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,112,383
3,020	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,295,635
14,715	Total Virginia			15,992,793
	Washington – 4.5% (3.1% of Total Investments)
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 5/01/43	6/23 at 100.00	A+	10,729,600
4,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	5,060,848
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children–s Hospital, Series 2015A , 5.000%, 10/01/45 (UB)	4/25 at 100.00	Aa2	12,766,495
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 – NPFG Insured	No Opt. Call	AA+	5,293,966
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,462,361
43,225	Total Washington			44,313,270
	Wisconsin – 1.0% (0.7% of Total Investments)
1,415	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	1,549,439
410	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	422,571
890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB–	902,122
4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	5,147,997
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/34	8/16 at 100.00	A–	2,038,480
9,710	Total Wisconsin			10,060,609
	Wyoming – 0.3% (0.2% of Total Investments)
3,400	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	3,411,968
$1,398,748	Total Municipal Bonds (cost $1,332,064,228)			1,427,071,627

34	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$287	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$14,346
76	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	3,053
$363	Total Corporate Bonds (cost $32,564)				17,399
	Total Long-Term Investments (cost $1,332,096,792)				1,427,089,026

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.7% (0.4% of Total Investments)
	California – 0.7% (0.4% of Total Investments)
$5,090	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	$5,103,946
495	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	496,356
755	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	757,069
$6,340	Total California			6,357,371
	Total Short-Term Investments (cost $6,340,000)			6,357,371
	Total Investments (cost $1,338,436,792) – 146.1%			1,433,446,397
	Floating Rate Obligations – (9.3)%			(91,149,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (41.5)% (10)			(407,000,000)
	Other Assets Less Liabilities – 4.7%			45,989,457
	Net Assets Applicable to Common Shares – 100%			$981,286,854

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Investments	35

NPM
Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.3% (99.9% of Total Investments)
	MUNICIPAL BONDS – 148.3% (99.9% of Total Investments)
	Alabama – 1.8% (1.2% of Total Investments)
$6,995	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	$7,269,274
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/39 – AMBAC Insured (UB)	1/17 at 100.00	AA+	12,425,520
18,995	Total Alabama			19,694,794
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	1/16 at 100.00	B	908,510
	Arizona – 1.4% (0.9% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	200,884
265	5.250%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	266,171
5,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,324,750
7,550	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	8,436,823
13,015	Total Arizona			15,228,628
	California – 16.9% (11.4% of Total Investments)
3,765	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	AA–	4,223,088
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2014F-1, 5.000%, 4/01/54	4/24 at 100.00	AA	10,955,500
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	2,681,469
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	4,684,023
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	5,795,015
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40	11/21 at 100.00	AA	3,874,988
3,740	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	Aa3	3,753,913
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	10,975,300
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	2,900,294
2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,580,325
5,355	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 13.508%, 5/15/40 (IF)	5/18 at 100.00	AA–	7,371,318
	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,540	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,940,406
1,460	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	1,690,154
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	AA–	23,792,797
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	1/16 at 100.00	CCC	895,150

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,665	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	$1,887,594
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured	1/16 at 100.00	A	2,509,500
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,840	5.750%, 1/15/46	1/24 at 100.00	BBB–	2,133,057
3,840	6.000%, 1/15/49	1/24 at 100.00	BBB–	4,504,589
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM) (5)	No Opt. Call	Aaa	27,977,100
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	3/16 at 100.00	A	1,395,955
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,910	4.500%, 6/01/27	6/17 at 100.00	B+	5,799,956
1,345	5.000%, 6/01/33	6/17 at 100.00	B	1,199,888
1,000	5.750%, 6/01/47	6/17 at 100.00	B	922,380
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	4,870,635
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	11,310,200
3,775	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	2,641,670
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/17 at 100.00	N/R	1,450,019
435	5.100%, 9/01/30	9/17 at 100.00	N/R	444,118
370	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	418,973
2,220	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/20 – SYNCORA GTY Insured	1/16 at 100.00	AA–	2,228,436
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
4,020	5.000%, 1/15/44	1/25 at 100.00	BBB–	4,264,818
12,415	5.000%, 1/15/50	1/25 at 100.00	BBB–	13,076,098
6,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	1/16 at 100.00	AA–	6,024,900
176,990	Total California			184,173,626
	Colorado – 4.3% (2.9% of Total Investments)
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.375%, 12/01/33	12/23 at 100.00	BBB	1,410,500
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	118,509
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
450	5.250%, 6/01/23	6/16 at 100.00	BBB+	459,401
175	5.000%, 6/01/29	6/16 at 100.00	BBB+	177,690
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
1,295	5.250%, 6/01/23 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,332,361
300	5.000%, 6/01/29 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	308,217
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/37	11/22 at 100.00	A+	12,477,134

Nuveen Investments	37

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$4,840	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	$5,355,702
6,925	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.125%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	7,171,392
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	719,132
400	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	450,620
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	AA+	16,315,690
42,020	Total Colorado			46,296,348
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA	1,103,330
	District of Columbia – 0.6% (0.4% of Total Investments)
5,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	4,653,900
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.876%, 10/01/30 – BHAC Insured (IF) (5)	10/16 at 100.00	AA+	1,456,445
6,335	Total District of Columbia			6,110,345
	Florida – 16.1% (10.9% of Total Investments)
255	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AA+ (4)	261,990
555	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	11/15 at 100.00	Aaa	556,393
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	AA+ (4)	2,255,660
	Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006:
35	5.000%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured	10/16 at 100.00	AA (4)	36,499
615	5.000%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured	10/16 at 100.00	AA (4)	641,340
3,010	Cocoa, Florida, Water and Sewerage System Revenue Bonds, Refunding Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA	3,492,774
240	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%, 7/01/29 – NPFG Insured (Alternative Minimum Tax)	1/16 at 100.00	AA+	241,320
455	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	455,560
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	AA–	733,574
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	AA–	1,064,108
110	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 – NPFG Insured	No Opt. Call	AA–	110,283
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 – FGIC Insured (UB)	1/16 at 101.00	AA	15,189,096
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	1,673,505
	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
1,720	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA	1,857,841
1,925	5.375%, 6/01/46	6/16 at 100.00	A–	1,959,323
4,720	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.375%, 6/01/46 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	4,858,107
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	5,233,150

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,170	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 (Pre-refunded 12/11/15) – FGIC Insured	12/15 at 100.00	AA+ (4)	$2,178,919
3,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	AA–	3,631,180
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	8,049,779
1,970	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 (Pre-refunded 11/01/16) – AMBAC Insured	11/16 at 100.00	A1 (4)	2,060,896
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	5,629,300
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38	7/18 at 100.00	AA	4,438,480
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	12,264,342
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 – NPFG Insured	1/16 at 100.00	AA–	575,995
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	136,963
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	3,231,330
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Tender Option Bond Trust 2089, 13.166%, 8/01/26 (Pre-refunded 8/01/16) – AGM Insured (IF)	8/16 at 100.00	AA (4)	6,863,552
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	4,509,800
	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A:
10,000	5.000%, 10/01/31 (Pre-refunded 10/01/16) (UB)	10/16 at 100.00	AAA	10,432,600
6,125	5.000%, 10/01/36 (Pre-refunded 10/01/16)	10/16 at 100.00	Aaa	6,389,968
10,375	5.000%, 10/01/36 (Pre-refunded 10/01/16)	10/16 at 100.00	AAA	10,818,428
1,795	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,903,705
1,635	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	AA	1,693,288
3,225	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	3,593,424
20,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	AA	20,691,597
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	2,558,724
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A (4)	5,138,050
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34	10/18 at 100.00	AA+	5,524,050
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
1,250	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	1,376,638
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	3,286,161
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	8,039,434
165,910	Total Florida			175,637,126

Nuveen Investments	39

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.9% (1.9% of Total Investments)
$7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	AA–	$7,991,391
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	14,680,570
7,905	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	8,408,786
27,725	Total Georgia			31,080,747
	Guam – 0.2% (0.2% of Total Investments)
395	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	461,775
2,030	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,274,818
2,425	Total Guam			2,736,593
	Hawaii – 0.4% (0.3% of Total Investments)
150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	168,507
4,225	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	AA–	4,292,685
4,375	Total Hawaii			4,461,192
	Idaho – 0.4% (0.2% of Total Investments)
2,840	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	3/16 at 101.00	A1	2,903,843
1,000	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/30	9/16 at 100.00	BB+	1,008,730
3,840	Total Idaho			3,912,573
	Illinois – 18.3% (12.3% of Total Investments)
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	4,061,200
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	6,152,752
2,575	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	2,758,649
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 – FGIC Insured	No Opt. Call	AA–	14,563,208
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	5,036,600
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	4,335,493
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	A3	2,199,823
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,374,566
3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,843,350
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	AA–	8,732,960
6,500	5.000%, 1/01/39	1/24 at 100.00	AA–	7,090,720
3,215	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	3,510,266
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
7,750	5.000%, 9/01/39	9/24 at 100.00	BBB	8,282,968
1,000	5.000%, 9/01/42	9/24 at 100.00	BBB	1,062,670

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076, 17.850%, 8/15/20 (IF)	No Opt. Call	AA+	$1,498,420
8,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	9,280,930
1,200	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	1,208,988
4,485	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	5,418,284
3,230	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	3,469,052
4,480	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	5,272,781
6,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	6,407,760
3,540	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,619,792
2,520	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	2,703,683
5,000	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	A–	5,118,450
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA	10,917,400
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	2,019,860
495	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	522,502
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 17.802%, 1/01/21 (IF)	No Opt. Call	AA–	1,547,921
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	AA–	12,840,211
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	2,986,393
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	A2	1,479,766
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	AAA	4,780,785
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25 (6)	1/16 at 100.00	D	341,829
1,750	5.250%, 1/01/30 (6)	1/16 at 100.00	D	699,650
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	14,793,499
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	2,578,289
15,585	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB+	16,314,378
8,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/26 – NPFG Insured	6/22 at 101.00	AA–	8,470,800
202,840	Total Illinois			199,296,648
	Indiana – 3.5% (2.4% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A2	6,554,460
3,880	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,307,460
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B, 5.000%, 12/01/37	12/20 at 100.00	AA	2,758,975

Nuveen Investments	41

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	$3,405,993
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	14,786,528
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,663,694
1,550	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/23 (7)	1/16 at 100.00	N/R	75,656
1,595	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	1,945,453
36,115	Total Indiana			38,498,219
	Iowa – 1.0% (0.7% of Total Investments)
1,210	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,326,705
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,625	5.375%, 6/01/38	1/16 at 100.00	B+	1,534,666
8,365	5.500%, 6/01/42	1/16 at 100.00	B+	7,929,016
90	5.625%, 6/01/46	1/16 at 100.00	B+	87,102
11,290	Total Iowa			10,877,489
	Kansas – 0.6% (0.4% of Total Investments)
60	Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)	No Opt. Call	Aaa	60,707
6,050	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	No Opt. Call	A+	6,711,689
6,110	Total Kansas			6,772,396
	Kentucky – 1.7% (1.1% of Total Investments)
4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	4,930,294
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A+	2,139,160
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
2,425	0.000%, 7/01/43	7/31 at 100.00	Baa3	1,728,807
4,180	0.000%, 7/01/46	7/31 at 100.00	Baa3	2,979,588
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
1,055	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,181,948
210	6.000%, 7/01/53	7/23 at 100.00	Baa3	238,944
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31	6/21 at 100.00	Aa3	5,243,429
18,800	Total Kentucky			18,442,170
	Louisiana – 5.2% (3.5% of Total Investments)
3,520	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,889,776
4,350	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	4,470,365
1,955	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,048,390
745	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	801,911

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	$6,865,903
6,720	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	7,430,640
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	3,378,390
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
14,550	4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	14,876,939
5,920	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	6,045,564
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	6,870,822
52,790	Total Louisiana			56,678,700
	Maryland – 0.4% (0.3% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,904,296
1,205	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA	1,230,269
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,138,320
4,070	Total Maryland			4,272,885
	Massachusetts – 2.7% (1.8% of Total Investments)
8,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	9,071,075
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	1,005,079
455	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	A1	503,476
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	3,000,456
1,800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,951,002
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	980,856
3,795	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,852,456
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	9,037,091
26,755	Total Massachusetts			29,401,491
	Michigan – 5.5% (3.7% of Total Investments)
3,055	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	3,311,773
7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	7,504,630
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	6,778,334
7,955	0.000%, 12/01/22	No Opt. Call	AAA	6,805,264
8,260	0.000%, 12/01/23	No Opt. Call	AAA	6,817,556
8,575	0.000%, 12/01/24	No Opt. Call	AAA	6,849,281
1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	1/16 at 100.00	BB	1,200,564

Nuveen Investments	43

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$10,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	$10,953,200
6,345	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	7,206,207
1,225	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,278,471
275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	288,709
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	AA–	344,148
61,890	Total Michigan			59,338,137
	Minnesota – 0.4% (0.3% of Total Investments)
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015:
265	5.250%, 11/15/35	11/20 at 100.00	BBB–	284,928
1,500	5.000%, 11/15/40	11/25 at 100.00	BBB–	1,637,940
2,085	5.000%, 11/15/44	11/25 at 100.00	BBB–	2,265,895
3,850	Total Minnesota			4,188,763
	Missouri – 0.7% (0.5% of Total Investments)
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	201,766
640	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A	701,133
5,820	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	6,345,604
6,660	Total Missouri			7,248,503
	Nebraska – 2.1% (1.4% of Total Investments)
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,558,760
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43 (Pre-refunded 2/01/17)	2/17 at 100.00	AA (4)	5,422,615
10,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	AA	11,024,200
1,050	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.228%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	1,749,962
20,180	Total Nebraska			22,755,537
	Nevada – 7.1% (4.8% of Total Investments)
12,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	13,911,120
	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	Aa1	3,961,936
3,695	5.000%, 6/01/28	6/19 at 100.00	Aa1	4,158,907
3,880	5.000%, 6/01/29	6/19 at 100.00	Aa1	4,343,466
	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	Aa1	5,562,944
4,160	5.000%, 7/01/26	1/20 at 100.00	Aa1	4,697,680
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond Trust 2015-XF0233:
1,000	18.005%, 6/01/39 (IF)	12/24 at 100.00	AA+	1,570,480
1,250	18.103%, 6/01/39 (IF)	12/24 at 100.00	AA+	1,963,100
1,250	18.103%, 6/01/39 (IF)	12/24 at 100.00	AA+	1,963,100
2,500	18.103%, 6/01/39 (IF)	12/24 at 100.00	AA+	3,926,200
3,995	18.092%, 6/01/39 (IF)	12/24 at 100.00	AA+	6,272,629

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	$11,217,400
3,150	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	3,496,059
8,540	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	9,670,184
63,855	Total Nevada			76,715,205
	New Jersey – 3.6% (2.4% of Total Investments)
515	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	553,522
520	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	538,325
16,495	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A–	6,197,007
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	3,760,993
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	5,418,250
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	5,489,050
985	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.079%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	1,389,402
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
12,615	5.000%, 6/01/29	6/17 at 100.00	B	11,128,827
6,125	4.750%, 6/01/34	6/17 at 100.00	B–	4,966,518
50,680	Total New Jersey			39,441,894
	New York – 9.1% (6.1% of Total Investments)
5,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/28 – FGIC Insured	1/16 at 100.00	AA–	5,018,950
6,235	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	6,840,668
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	4,458,720
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,390,787
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	5,183,100
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	5,196,000
15,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	16,408,412
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/42	No Opt. Call	AA–	5,546,700
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	1,108,950
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,445,597
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	8,059,704
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	1/16 at 100.00	AA	10,044

Nuveen Investments	45

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$5,785	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	$5,864,717
1,440	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/43 (Alternative Minimum Tax)	12/23 at 100.00	AA–	1,580,299
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	4,509,119
1,060	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	1,231,455
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA–	6,279,688
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Tender Option Bond Trust 2012-10W, 7.363%, 11/15/21 (IF) (5)	No Opt. Call	AA–	12,799,680
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
5,180	0.000%, 11/15/31	No Opt. Call	A+	2,952,030
1,280	0.000%, 11/15/32	No Opt. Call	A+	699,917
92,640	Total New York			98,584,537
	North Carolina – 0.6% (0.4% of Total Investments)
1,775	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.219%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	2,016,578
1,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,117,410
2,940	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Pollution Control Revenue Refunding Bonds, Duke Energy Progress, Inc. Project, Series 2013, 4.000%, 6/01/41	6/23 at 100.00	Aa2	3,002,857
5,715	Total North Carolina			6,136,845
	Ohio – 8.0% (5.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,545	5.125%, 6/01/24	6/17 at 100.00	B–	3,184,048
900	5.875%, 6/01/30	6/17 at 100.00	B–	804,762
12,590	5.750%, 6/01/34	6/17 at 100.00	B–	11,036,646
1,045	5.875%, 6/01/47	6/17 at 100.00	B	903,267
11,335	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	12,161,322
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	7,004,499
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A	10,922,200
14,850	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	AA	16,409,547
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
1,050	17.115%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,491,084
875	17.115%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,242,570
10,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/49	11/24 at 100.00	AA+	11,281,000
7,140	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	7,758,538
3,590	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	3,044,212
83,265	Total Ohio			87,243,695

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 2.5% (1.7% of Total Investments)
$750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	$767,325
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,600	5.000%, 2/15/37	2/17 at 100.00	AA	2,705,690
990	5.000%, 2/15/42	2/17 at 100.00	AA	1,028,818
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
140	5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	148,212
30	5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	31,760
9,435	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	9,512,933
	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A:
3,150	5.625%, 6/01/38 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,477,632
3,000	5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,295,590
5,460	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,699,257
99	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 3500, 8.554%, 6/15/30 (IF)	12/16 at 100.00	AA+	106,887
25,654	Total Oklahoma			26,774,104
	Oregon – 0.9% (0.6% of Total Investments)
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	10,179,228
	Pennsylvania – 3.8% (2.6% of Total Investments)
3,500	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/23 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (4)	3,514,000
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	501,880
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A2	1,298,724
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	2,341,293
5,180	0.000%, 12/01/32	No Opt. Call	A	2,535,610
4,935	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	5,515,899
50	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	AA–	52,134
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	273,154
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/32	11/22 at 100.00	Baa3	1,644,920
5,850	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	6,014,385
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	16,578,597
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	1,079,379
43,560	Total Pennsylvania			41,349,975

Nuveen Investments	47

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.4% (0.9% of Total Investments)
$3,315	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	$3,655,185
10,330	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	11,581,789
13,645	Total South Carolina			15,236,974
	South Dakota – 0.3% (0.2% of Total Investments)
1,510	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	1,642,865
1,805	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,994,128
3,315	Total South Dakota			3,636,993
	Tennessee – 0.6% (0.4% of Total Investments)
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A:
1,020	4.000%, 9/01/40	9/22 at 100.00	AA	1,062,707
1,690	4.000%, 9/01/42	9/22 at 100.00	AA	1,754,457
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,286,816
5,910	Total Tennessee			6,103,980
	Texas – 14.0% (9.4% of Total Investments)
3,460	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,777,905
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	AA–	16,274,095
5,835	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	5,913,889
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (7)	1/16 at 100.00	C	293,825
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	1,059,190
965	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB+	1,030,475
5,240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	6,025,266
4,650	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	5,002,052
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	6,918,969
11,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	11,763,400
3,875	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 18.010%, 4/01/53 (IF)	10/23 at 100.00	AA+	5,290,538
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
580	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	176,546
1,160	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	335,159
1,135	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	313,237
3,390	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	882,248
5,060	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,250,073
435	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	BB–	465,594
6,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	6,776,400

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$10,850	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	$7,605,416
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
800	5.250%, 8/15/21	2/16 at 100.00	BBB+	806,368
1,250	5.125%, 8/15/26	2/16 at 100.00	BBB+	1,257,363
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	3,284,250
4,715	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/39	No Opt. Call	A	5,096,632
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
1,880	0.000%, 9/01/43	9/31 at 100.00	AA+	1,701,926
7,990	0.000%, 9/01/45	9/31 at 100.00	AA+	7,956,282
3,380	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	3,742,573
2,140	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/35	1/25 at 100.00	A2	2,389,824
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (7)	11/15 at 100.00	C	57,500
3,170	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,589,137
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43	8/23 at 100.00	AA–	4,410,200
7,100	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	7,364,475
1,100	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	1,205,391
1,465	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,781,923
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.826%, 4/01/28 (IF)	4/17 at 100.00	AAA	5,644,178
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,440,150
3,080	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	3,395,022
10,830	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	11,683,729
156,355	Total Texas			151,961,200
	Utah – 1.5% (1.0% of Total Investments)
6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,889,946
9,045	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+	9,896,677
15,380	Total Utah			16,786,623
	Virginia – 0.5% (0.4% of Total Investments)
4,370	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	4,594,268
1,250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,299,513
5,620	Total Virginia			5,893,781

Nuveen Investments	49

NPM	Nuveen Premium Income Municipal Fund 2, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 4.8% (3.2% of Total Investments)
$10,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	$10,927,900
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,776,750
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/23 at 100.00	AA	1,297,075
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 12/01/38	6/23 at 100.00	A+	13,496,301
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,786,362
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	5,326,256
1,885	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	2,122,699
4,940	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	5,382,229
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	5,891,500
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,028,410
46,915	Total Washington			52,035,482
	Wisconsin – 2.1% (1.4% of Total Investments)
470	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	484,410
1,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A2	1,378,694
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	7,777,971
365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB–	369,971
2,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	3,205,820
4,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/34	8/16 at 100.00	A–	4,617,157
5,300	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured	5/16 at 100.00	AA (4)	5,417,978
21,635	Total Wisconsin			23,252,001
	Wyoming – 0.2% (0.1% of Total Investments)
2,250	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	2,257,915
$1,560,264	Total Municipal Bonds (cost $1,496,139,714)			1,612,705,182

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$23	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$1,130
6	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	240
$29	Total Corporate Bonds (cost $2,562)				1,370
	Total Long-Term Investments (cost $1,496,142,276)				1,612,706,552

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	California – 0.1% (0.1% of Total Investments)
$1,215	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	$1,218,329
120	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	120,329
180	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (8)	No Opt. Call	N/R	180,493
$1,515	Total California			1,519,151
	Total Short-Term Investments (cost $1,515,000)			1,519,151
	Total Investments (cost $1,497,657,276) – 148.4%			1,614,225,703
	Floating Rate Obligations – (6.6)%			(71,984,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.0)% (10)			(489,500,000)
	Other Assets Less Liabilities – 3.2% (11)			34,528,242
	Net Assets Applicable to Common Shares – 100%			$1,087,269,945
Investments in Derivatives as of October 31, 2015
Interest Rate Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (12)	Date	(Depreciation)
JPMorgan	$66,400,000	Receive	Weekly USD-SIFMA	2.030%	Quarterly	3/17/16	3/17/26	$(2,765,980)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(7)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.
(11)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-SIFMA	United States Dollar-Securities Industry and Financial Markets Association
See accompanying notes to financial statements.

Nuveen Investments	51

NPT
Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.2% (99.8% of Total Investments)
	MUNICIPAL BONDS – 147.2% (99.8% of Total Investments)
	Alabama – 3.8% (2.6% of Total Investments)
$2,610	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$2,630,958
11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent's Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	1/16 at 100.00	Aaa	11,943,887
5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	5,196,050
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/16 at 100.00	AA	1,508,730
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,643,731
23,380	Total Alabama			23,923,356
	Alaska – 1.0% (0.7% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,079,900
2,450	5.000%, 1/01/33 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	2,625,445
2,400	5.000%, 1/01/34 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	2,561,976
5,850	Total Alaska			6,267,321
	Arizona – 4.3% (2.9% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	1,386,567
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	3,106,343
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/30	7/22 at 100.00	A1	11,329,472
1,675	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	1,683,945
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
400	5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	AA+	452,408
950	5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	AA+	1,043,547
325	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BB+	335,725
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,071,057
3,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,352,380
24,630	Total Arizona			26,761,444
	California – 18.6% (12.6% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	AA–	1,754,970
8,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	AA–	8,130,960

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$950	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	$993,643
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	5,064,150
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	809,748
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,993,177
1,685	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 13.508%, 5/15/40 (IF)	5/18 at 100.00	AA–	2,319,453
410	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 5.375%, 7/01/45	7/25 at 100.00	BB	417,081
1,345	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,506,158
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/38	3/23 at 100.00	A+	2,239,200
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	1,468,929
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	1,753,560
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A+	5,183,550
1,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	1,153,190
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	1,135,441
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB	1,111,289
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	1/16 at 100.00	CCC	895,150
3,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/38	8/23 at 100.00	AA	3,368,010
660	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	686,129
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/26	No Opt. Call	BBB–	2,283,720
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,188,580
2,000	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,071,940
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,860	4.500%, 6/01/27	6/17 at 100.00	B+	1,825,367
3,000	5.750%, 6/01/47	6/17 at 100.00	B	2,767,140
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA	2,258,648
540	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	600,156
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	2,502,600
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General Obligation Bonds, Election 2006, Series 2011B, 0.000%, 8/01/31 – AGM Insured	8/26 at 100.00	AA	1,160,970

Nuveen Investments	53

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,030	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	$890,239
2,710	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,656,874
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	3,825,090
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	3,312,540
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,188,165
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,925,400
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	2,312,200
11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2006A, 4.250%, 7/01/31 – AGM Insured (UB)	7/16 at 100.00	AA+	11,406,361
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	768,055
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	2,884,707
5,605	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB–	5,946,345
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 2015-XF2185, 18.094%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	5,075,960
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	776,084
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA	3,050,088
3,900	5.625%, 5/01/41 – AGM Insured	8/21 at 100.00	AA	4,690,959
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	3,468,090
107,970	Total California			115,820,066
	Colorado – 6.5% (4.4% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	1,483,413
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,666,860
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	711,326
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38	12/23 at 100.00	BBB	726,069
1,240	Colorado City Metropolitan District, Pueblo County, Colorado, Water and Wastewater Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34	No Opt. Call	A–	1,257,980
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,062,490
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	2,191,200
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42	No Opt. Call	A	2,014,080
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	No Opt. Call	A–	3,900,031

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	$644,442
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	2,533,433
20	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	Aa2	22,080
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A:
1,175	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	1,328,373
5	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	5,669
1,945	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,208,295
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	1,073,620
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,540,978
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	501,424
180	5.250%, 12/01/34	12/22 at 100.00	N/R	185,013
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,198,418
500	6.000%, 12/01/38	12/24 at 100.00	N/R	531,285
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	1,062,390
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	3,545,670
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,245	6.000%, 1/15/34	7/20 at 100.00	Baa3	1,404,883
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,664,291
2,083	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R	2,092,728
1,465	SBC Metropolitan District, Colorado, General Obligation Bonds, Series 2012, 4.000%, 12/01/37	No Opt. Call	BBB+	1,448,094
650	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44	12/20 at 103.00	N/R	651,430
37,253	Total Colorado			40,655,965
	Florida – 7.8% (5.3% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,328,913
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB–	1,021,874
865	5.000%, 9/01/45	9/23 at 100.00	BBB–	878,390
2,115	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	2,542,124
1,715	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/16 at 100.00	B2	1,727,022
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA	1,607,798
2,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	2,250,100
2,070	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 5.000%, 7/04/50	7/25 at 100.00	A	2,066,460

Nuveen Investments	55

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
$280	5.250%, 5/01/35	5/26 at 100.00	N/R	$282,702
315	5.300%, 5/01/36	5/26 at 100.00	N/R	318,285
475	5.500%, 5/01/45	5/26 at 100.00	N/R	479,907
655	5.500%, 5/01/46	5/26 at 100.00	N/R	660,718
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	1,278,409
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (Alternative Minimum Tax)	10/24 at 100.00	A+	1,899,275
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	7,812,482
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,015,030
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	2,300,608
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	5,685,474
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34	1/24 at 100.00	A–	1,488,996
11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	12,140,919
45,110	Total Florida			48,785,486
	Georgia – 3.0% (2.0% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	Aa3	3,132,497
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	5,333,064
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	1,683,240
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,725,075
5,105	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A1 (4)	5,775,338
16,230	Total Georgia			18,649,214
	Guam – 0.7% (0.5% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	7/20 at 100.00	A–	4,381,360
	Hawaii – 0.9% (0.6% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A	1,109,050
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	3,447,120
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB+	1,309,737
5,175	Total Hawaii			5,865,907
	Idaho – 0.1% (0.1% of Total Investments)
130	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009B Class I, 5.650%, 7/01/26	7/19 at 100.00	A1	136,349
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	651,846
725	Total Idaho			788,195

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 18.4% (12.5% of Total Investments)
$415	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	AA– (4)	$418,283
1,000	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	1,026,720
1,250	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured	6/22 at 100.00	AA	1,343,138
1,685	Cook County School District 99, Cicero, Illinois, General Obligation School Bonds, Series 1997, 8.500%, 12/01/15 – FGIC Insured	No Opt. Call	A3	1,696,542
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	3,050,859
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
825	6.875%, 10/01/31	10/21 at 100.00	BBB–	896,041
1,050	7.125%, 10/01/41	10/21 at 100.00	BBB–	1,148,627
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	1,106,540
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A	5,995,535
3,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	3,203,880
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	5,258,378
3,160	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	3,636,402
500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	604,045
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	477,918
905	6.000%, 7/01/43	7/23 at 100.00	A–	1,062,298
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,988,626
5,565	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	6,037,802
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	1,127,711
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,436,520
2,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,445,800
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	555,070
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB)	10/25 at 100.00	AA+	3,326,190
2,910	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,252,711
90	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	105,953
990	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	1,011,651
2,615	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	2,794,990
910	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	960,560
5,295	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	5,808,615
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	AAA	11,388,353
1,245	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B, 6.250%, 2/01/21 – AGM Insured	2/20 at 100.00	A2	1,464,307

Nuveen Investments	57

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A:
$825	6.000%, 2/01/24 – AGM Insured	2/20 at 100.00	A2	$947,504
1,030	6.000%, 2/01/25 – AGM Insured	2/20 at 100.00	A2	1,182,945
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB+	2,556,225
2,835	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB+	2,916,251
645	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB+	663,441
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AA–	10,174,690
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	AA–	11,033,646
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	527,064
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	436,576
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
780	5.250%, 6/01/21	No Opt. Call	A	913,099
2,000	6.250%, 6/01/24	6/16 at 100.00	A	2,068,000
1,675	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	1,918,796
1,900	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	1,687,960
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	1,828,028
130,015	Total Illinois			114,484,290
	Indiana – 2.8% (1.9% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA+	1,581,801
2,705	0.000%, 2/01/25	No Opt. Call	AA+	2,106,194
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	3,110,280
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012B, 5.000%, 2/01/29	2/22 at 100.00	BBB+	756,160
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	1,017,986
600	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	533,040
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB–	1,568,610
5,380	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,722,867
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
605	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	674,617
255	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	277,723
17,725	Total Indiana			17,349,278
	Iowa – 0.8% (0.5% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	1,015,020

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB–	$1,755,755
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	2,183,640
4,630	Total Iowa			4,954,415
	Kansas – 1.5% (1.0% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A:
2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	2,332,080
1,000	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,159,160
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31	12/20 at 100.00	A3	1,570,180
575	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	625,876
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
2,025	5.750%, 9/01/32	9/25 at 100.00	N/R	2,016,171
965	6.000%, 9/01/35	9/25 at 100.00	N/R	958,602
775	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	570,361
8,825	Total Kansas			9,232,430
	Kentucky – 1.3% (0.9% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,137,030
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Revenue Bonds, Rosedale Green Project, Refunding Series 2015:
255	5.750%, 11/15/45	11/25 at 100.00	N/R	256,635
1,180	5.750%, 11/15/50	11/25 at 100.00	N/R	1,182,195
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,751,650
7,435	Total Kentucky			8,327,510
	Louisiana – 6.0% (4.1% of Total Investments)
7,445	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	8,289,337
1,460	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A+	1,618,673
2,755	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,886,606
1,045	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,124,828
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
5,000	5.000%, 7/01/30	7/23 at 100.00	A	5,658,400
145	5.000%, 7/01/36	7/23 at 100.00	A	160,334
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,480	4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	1,513,256
15,820	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	16,155,542
170	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660, 16.255%, 5/01/34 (Pre-refunded 5/01/16) – NPFG Insured (IF)	5/16 at 100.00	Aa1 (4)	184,418
35,320	Total Louisiana			37,591,394

Nuveen Investments	59

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.7% (0.5% of Total Investments)
$540	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	$571,493
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	BBB–	2,270,960
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,379,288
3,790	Total Maine			4,221,741
	Maryland – 0.4% (0.3% of Total Investments)
130	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/16 at 100.00	Aa2	130,437
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	2,187,340
2,130	Total Maryland			2,317,777
	Massachusetts – 1.1% (0.7% of Total Investments)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/16 at 101.00	N/R	1,010,730
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,123,326
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,517,460
6,365	Total Massachusetts			6,651,516
	Michigan – 3.6% (2.4% of Total Investments)
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	384,838
625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	663,263
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	6,082,560
5,400	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	AA–	5,439,960
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BBB+	2,137,080
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA	1,673,850
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	3,657,051
1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,706,368
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	383,195
21,100	Total Michigan			22,128,165
	Minnesota – 1.5% (1.1% of Total Investments)
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,059,930
5,000	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facilities Revenue Refunding Bonds, HealthPartners Obligated Group, Series 2015A, 5.000%, 7/01/33	7/25 at 100.00	A	5,665,350
2,875	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	2,885,206
8,875	Total Minnesota			9,610,486

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 1.3% (0.9% of Total Investments)
$720	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	$734,321
5,215	Mississippi State, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA+	5,960,328
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,127,130
6,935	Total Mississippi			7,821,779
	Missouri – 3.1% (2.1% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	1,545,208
115	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 3.375%, 6/01/28	6/22 at 100.00	AA–	115,850
2,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	B	1,818,000
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,114,840
1,000	Liberty Public School District 53,Clay County, Missouri, Lease Participation Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31	4/22 at 100.00	AA–	1,115,970
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
820	5.125%, 6/01/25	No Opt. Call	N/R	822,813
2,000	5.750%, 6/01/35	6/25 at 100.00	N/R	1,995,220
1,945	6.000%, 6/01/46	6/25 at 100.00	N/R	1,949,260
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,755,455
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,954,529
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	727,889
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	568,509
50	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	54,612
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 5.000%, 11/15/45	11/24 at 100.00	AA–	2,174,180
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	483,905
18,220	Total Missouri			19,196,240
	Nebraska – 1.1% (0.7% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	628,175
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	BBB+	2,180,572
3,000	5.000%, 5/15/36	5/24 at 100.00	BBB+	3,245,670
70	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	75,814
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	540,945
6,080	Total Nebraska			6,671,176

Nuveen Investments	61

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.1% (0.7% of Total Investments)
$4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	$4,637,040
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	1,931,081
5,700	Total Nevada			6,568,121
	New Jersey – 1.2% (0.8% of Total Investments)
615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	689,661
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	930,407
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	3,321,480
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/33	7/23 at 100.00	A	1,243,222
575	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	581,095
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
305	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	308,309
300	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	303,255
115	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	116,248
6,865	Total New Jersey			7,493,677
	New Mexico – 1.0% (0.7% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB–	1,601,520
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30	5/20 at 103.00	N/R	4,352,258
5,680	Total New Mexico			5,953,778
	New York – 7.5% (5.1% of Total Investments)
855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	B	736,745
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,203,179
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,483,832
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	506,048
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,219,043
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A–	3,341,760
1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,213,573
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	AA–	2,802,925
1,250	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,455,713
3,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series AA, 4.000%, 6/15/44	6/24 at 100.00	AA+	3,844,838
13,115	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	13,295,724
1,870	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	2,078,505

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	$923,591
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA–	6,279,688
43,985	Total New York			46,385,164
	North Carolina – 0.3% (0.2% of Total Investments)
750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	780,195
940	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	979,828
1,690	Total North Carolina			1,760,023
	North Dakota – 0.9% (0.6% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,192,860
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,651,937
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	2,028,450
5,065	Total North Dakota			5,873,247
	Ohio – 8.2% (5.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,710	5.875%, 6/01/30	6/17 at 100.00	B–	1,529,048
495	6.000%, 6/01/42	6/17 at 100.00	B	433,457
27,580	6.500%, 6/01/47	6/17 at 100.00	B	25,749,510
2,445	5.875%, 6/01/47	6/17 at 100.00	B	2,113,385
1,665	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	1,523,775
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29	11/20 at 100.00	A	2,265,020
3,000	5.750%, 11/01/40	11/20 at 100.00	A	3,414,960
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,282,622
1,890	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	1,901,850
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	5,515,479
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	895,144
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/33	2/23 at 100.00	A+	2,294,080
51,240	Total Ohio			50,918,330
	Oklahoma – 1.3% (0.9% of Total Investments)
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.375%, 6/01/33 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	2,304,621
5,615	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,861,050
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 3500, 8.554%, 6/15/30 (IF)	12/16 at 100.00	AA+	95,011
7,758	Total Oklahoma			8,260,682

Nuveen Investments	63

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.2% (0.2% of Total Investments)
$1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	$1,357,084
	Pennsylvania – 6.2% (4.2% of Total Investments)
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,003,760
100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	113,528
900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,044,297
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	2,217,675
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
5,440	5.250%, 1/15/36	1/25 at 100.00	Baa2	5,874,275
825	5.250%, 1/15/45	1/25 at 100.00	Baa2	881,108
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,061,540
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	1,158,954
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	639,414
5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,644,269
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	6,244,282
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,861,588
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36	8/20 at 100.00	A+	6,293,984
1,425	6.500%, 8/01/41	8/20 at 100.00	A+	1,695,707
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	A–	1,818,747
35,315	Total Pennsylvania			38,553,128
	South Carolina – 1.0% (0.7% of Total Investments)
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	6,131,550
	Tennessee – 1.0% (0.7% of Total Investments)
3,825	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	4,188,872
5,075	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	1,436,174
680	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	700,169
9,580	Total Tennessee			6,325,215
	Texas – 17.5% (11.8% of Total Investments)
5,480	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	5,554,090
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB+	1,141,330

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A+	$4,285,080
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,837,432
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	2,527,708
28,305	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A2	17,121,127
3,855	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A	4,222,536
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	10,506,825
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40	5/25 at 100.00	A+	3,058,550
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+	1,774,349
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A1	1,248,291
555	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	AA	602,908
545	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	N/R (4)	603,964
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	2,768,175
2,345	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/38	1/25 at 100.00	A2	2,597,416
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	Baa2	1,651,703
250	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.831%, 2/15/30 (IF) (5)	2/17 at 100.00	AA	287,250
2,730	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,145,533
215	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	256,237
5,200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	5,393,700
1,980	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	2,408,630
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/27	No Opt. Call	A3	2,789,650
4,835	5.000%, 12/15/28	No Opt. Call	A3	5,352,925
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,889,633
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,378,480
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	593,650
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	2,484,360
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,079,080

Nuveen Investments	65

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.826%, 4/01/28 (IF)	4/17 at 100.00	AAA	$5,103,059
4,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/32	8/24 at 100.00	BBB+	4,434,520
1,020	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	907,759
300	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	274,236
7,000	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	1/16 at 100.00	Aaa	7,439,250
108,945	Total Texas			108,719,436
	Utah – 0.5% (0.3% of Total Investments)
295	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000-G2 Class II, 5.875%, 7/01/27 (Alternative Minimum Tax)	1/16 at 100.00	AA	297,596
110	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001-C Class II, 5.650%, 1/01/21 (Alternative Minimum Tax)	1/16 at 100.00	Aaa	110,266
160	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C-1 Class III, 5.500%, 1/01/18 (Alternative Minimum Tax)	1/16 at 100.00	AA–	160,437
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	874,978
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB–	1,594,077
2,930	Total Utah			3,037,354
	Virgin Islands – 0.5% (0.3% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	273,560
2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,797,018
2,730	Total Virgin Islands			3,070,578
	Virginia – 1.3% (0.9% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45 (WI/DD, Settling 11/04/15)	3/25 at 100.00	N/R	541,118
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	758,940
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,834,912
4,640	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,274,195
7,945	Total Virginia			8,409,165
	Washington – 1.4% (0.9% of Total Investments)
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	2,380,601
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	2,356,600
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,056,820
1,595	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,696,203
7,780	Total Washington			8,490,224

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.3% (0.9% of Total Investments)
$1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	$2,154,204
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	5,833,019
7,110	Total West Virginia			7,987,223
	Wisconsin – 4.5% (3.0% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	892,433
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	1,476,748
2,105	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	2,310,637
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,401,200
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	BBB+	1,591,068
1,310	5.000%, 7/01/29	7/24 at 100.00	BBB+	1,445,991
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	3,214,380
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
5,000	5.250%, 8/15/21	8/16 at 100.00	A–	5,168,550
1,000	5.250%, 8/15/34	8/16 at 100.00	A–	1,019,240
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.250%, 10/01/39	10/22 at 102.00	N/R	1,141,111
5,000	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured (UB) (5)	5/16 at 100.00	AA (4)	5,111,300
26,165	Total Wisconsin			27,772,658
$890,521	Total Municipal Bonds (cost $836,608,506)			915,523,148

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$51	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$2,543
13	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	541
$64	Total Corporate Bonds (cost $5,770)				3,084
	Total Long-Term Investments (cost $836,614,276)				915,526,232

Nuveen Investments	67

NPT	Nuveen Premium Income Municipal Fund 4, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3% (0.2% of Total Investments)
	MUNICIPAL BONDS – 0.3% (0.2% of Total Investments)
	California – 0.3% (0.2% of Total Investments)
$1,800	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (6)	No Opt. Call	N/R	$1,804,932
175	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (6)	No Opt. Call	N/R	175,480
265	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (6)	No Opt. Call	N/R	265,726
$2,240	Total California			2,246,138
	Total Short-Term Investments (cost $2,240,000)			2,246,138
	Total Investments (cost $838,854,276) – 147.5%			917,772,370
	Floating Rate Obligations – (7.9)%			(49,019,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.1)% (8)			(262,200,000)
	Other Assets Less Liabilities – 2.5%			15,511,488
	Net Assets Applicable to Common Shares – 100%			$622,064,858

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

68	Nuveen Investments

Statement of
	Assets and Liabilities	October 31, 2015

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Assets
Long-term investments, at value (cost $1,332,096,792, $1,496,142,276 and $836,614,276, respectively)	$1,427,089,026		$1,612,706,552		$915,526,232
Short-term investments, at value (cost $6,340,000, $1,515,000 and $2,240,000, respectively)	6,357,371		1,519,151		2,246,138
Cash	—		2,649,833		1,659,229
Receivable for:
Interest	20,349,094		23,049,607		14,007,921
Investments sold	47,647,738		14,983,938		2,503,795
Deferred offering costs	23,633		2,055,697		1,829,443
Other assets	210,852		630,680		347,736
Total assets	1,501,677,714		1,657,595,458		938,120,494
Liabilities
Cash overdraft	1,486,627		—		—
Floating rate obligations	91,149,000		71,984,000		49,019,000
Unrealized depreciation on interest rate swaps	—		2,765,980		—
Payable for:
Dividends	3,954,748		4,796,768		2,744,847
Interest	327,272		—		—
Investments purchased	15,267,152		—		1,081,117
Offering costs	73,881		—		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value	407,000,000		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	—		489,500,000		262,200,000
Accrued expenses:
Management fees	751,374		823,667		470,468
Directors fees	214,493		255,332		135,552
Other	166,313		199,766		404,652
Total liabilities	520,390,860		570,325,513		316,055,636
Net assets applicable to common shares	$981,286,854		$1,087,269,945		$622,064,858
Common shares outstanding	64,060,043		70,692,851		43,338,451
Net asset value ("NAV") per common share outstanding	$15.32		$15.38		$14.35
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$640,600		$706,929		$433,385
Paid-in surplus	898,926,945		995,888,680		542,928,987
Undistributed (Over-distribution of) net investment income	4,476,304		5,646,844		4,243,259
Accumulated net realized gain (loss)	(17,766,600)		(28,774,955)		(4,458,867)
Net unrealized appreciation (depreciation)	95,009,605		113,802,447		78,918,094
Net assets applicable to common shares	$981,286,854		$1,087,269,945		$622,064,858
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000
See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
	Operations	Year Ended October 31, 2015

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Investment Income	$66,812,505	$75,152,338	$43,596,572
Expenses
Management fees	8,872,505	9,746,880	5,550,207
Interest expense and amortization of offering costs	5,079,999	1,100,916	655,019
Liquidity fees	—	4,549,321	2,572,216
Remarketing fees	—	496,300	265,843
Custodian fees	171,179	196,863	123,106
Directors fees	37,448	42,289	25,285
Professional fees	81,669	108,975	66,405
Shareholder reporting expenses	99,848	89,205	73,052
Shareholder servicing agent fees	106,731	45,837	41,620
Stock exchange listing fees	20,476	22,595	13,861
Investor relations expenses	71,278	77,764	46,320
Other	57,071	76,741	332,986
Total expenses	14,598,204	16,553,686	9,765,920
Net investment income (loss)	52,214,301	58,598,652	33,830,652
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,357,569	2,061,997	2,400,512
Swaps	—	(11,895,435)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(11,154,244)	(12,105,338)	(3,766,548)
Swaps	—	5,325,458	—
Net realized and unrealized gain (loss)	(7,796,675)	(16,613,318)	(1,366,036)
Net increase (decrease) in net assets applicable to common shares from operations	$44,417,626	$41,985,334	$32,464,616
See accompanying notes to financial statements.

70	Nuveen Investments

Statement of
Changes in Net Assets

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Operations
Net investment income (loss)	$52,214,301	$52,663,989	$58,598,652	$60,261,227	$33,830,652	$34,164,350
Net realized gain (loss) from:
Investments	3,357,569	12,153,110	2,061,997	4,756,398	2,400,512	1,436,318
Swaps	—	—	(11,895,435)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(11,154,244)	87,624,749	(12,105,338)	97,198,172	(3,766,548)	62,876,981
Swaps	—	—	5,325,458	(8,091,438)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	44,417,626	152,441,848	41,985,334	154,124,359	32,464,616	98,477,649
Distributions to Common Shareholders
From net investment income	(53,259,525)	(55,277,415)	(61,170,524)	(61,156,385)	(35,524,528)	(35,372,843)
Decrease in net assets applicable to common shares from distributions to common shareholders	(53,259,525)	(55,277,415)	(61,170,524)	(61,156,385)	(35,524,528)	(35,372,843)
Net increase (decrease) in net assets applicable to common shares	(8,841,899)	97,164,433	(19,185,190)	92,967,974	(3,059,912)	63,104,806
Net assets applicable to common shares at the beginning of period	990,128,753	892,964,320	1,106,455,135	1,013,487,161	625,124,770	562,019,964
Net assets applicable to common shares at the end of period	$981,286,854	$990,128,753	$1,087,269,945	$1,106,455,135	$622,064,858	$625,124,770
Undistributed (Over-distribution of) net investment income at the end of period	$4,476,304	$5,713,452	$5,646,844	$8,517,721	$4,243,259	$5,711,811
See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
	Cash Flows	Year Ended October 31, 2015

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$44,417,626	$41,985,334	$32,464,616
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(257,252,478)	(201,767,636)	(203,209,512)
Proceeds from sales of and maturities of investments	254,795,387	224,334,303	201,479,639
Proceeds from (Purchases of) short-term investments, net	2,000,000	—	—
Proceeds from (Payments for) swap contacts	—	(11,895,435)	—
Investment transaction adjustments, net	(54,831)	(25,699)	(24,109)
Taxes paid on undistributed capital gains	(8,327)	(156)	(217)
Amortization (Accretion) of premiums and discount, net	(1,102,133)	(2,821,133)	(626,253)
Amortization of deferred offering costs	30,875	79,148	75,128
(Increase) Decrease in:
Receivable for dividends	18,718	—	8,731
Receivable for interest	(1,061,400)	(655,245)	(267,043)
Receivable for investments sold	(520,854)	5,623,726	21,697,802
Other assets	(37,748)	(43,227)	(22,677)
Increase (Decrease) in:
Payable for interest	(83,520)	—	—
Payable for investments purchased	(37,680,463)	(23,037,863)	(13,484,337)
Accrued management fees	(3,034)	(11,646)	(1,441)
Accrued Directors fees	37,260	44,605	24,662
Accrued other expenses	(101,315)	(105,323)	212,280
Net realized (gain) loss from:
Investments	(3,357,569)	(2,061,997)	(2,400,512)
Swaps	—	11,895,435	—
Change in net unrealized (appreciation) depreciation of:
Investments	11,154,244	12,105,338	3,766,548
Swaps	—	(5,325,458)	—
Net cash provided by (used in) operating activities	11,190,438	48,317,071	39,693,305
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	1,486,627	—	(2,435,214)
Floating rate obligations	26,880,000	10,030,000	(80,000)
Payable for offering costs	6,829	—	—
Cash distributions paid to common shareholders	(53,229,910)	(61,135,477)	(35,518,862)
Net cash provided by (used in) financing activities	(24,856,454)	(51,105,477)	(38,034,076)
Net Increase (Decrease) in Cash	(13,666,016)	(2,788,406)	1,659,229
Cash at beginning of period	13,666,016	5,438,239	—
Cash at end of period	$—	$2,649,833	$1,659,229

	Premium		Premium		Premium
	Income		Income 2		Income 4
Supplemental Disclosure of Cash Flow Information	(NPI	)	(NPM	)	(NPT	)
Cash paid for interest (excluding amortization of offering costs)	$4,932,644		$1,020,383		$579,891
See accompanying notes to financial statements.

72	Nuveen Investments

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Nuveen Investments	73

Financial
Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
Premium Income (NPI)
Year Ended 10/31:
2015	$15.46	$0.82	$(0.13)	$—	$—		$0.69	$(0.83)	$—	$(0.83)	$15.32	$13.70
2014	13.94	0.82	1.56	—	—		2.38	(0.86)	—	(0.86)	15.46	13.68
2013	15.43	0.82	(1.44)	—	—		(0.62)	(0.87)	—	(0.87)	13.94	12.55
2012	14.09	0.84	1.42	—	—		2.26	(0.92)	—	(0.92)	15.43	15.56
2011	14.47	0.90	(0.35)	(0.01)	—		0.54	(0.92)	—	(0.92)	14.09	13.56

Premium Income 2 (NPM)
Year Ended 10/31:
2015	15.65	0.83	(0.23)	—	—		0.60	(0.87)	—	(0.87)	15.38	13.87
2014	14.34	0.85	1.33	—	—		2.18	(0.87)	—	(0.87)	15.65	14.00
2013	15.99	0.84	(1.62)	—	—		(0.78)	(0.87)	—	(0.87)	14.34	12.88
2012	14.71	0.88	1.34	—	—		2.22	(0.94)	—	(0.94)	15.99	15.56
2011	14.98	0.95	(0.28)	(0.02)	—		0.65	(0.92)	—	(0.92)	14.71	14.27

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

4.57%	6.40%	$981,287	1.48%		5.30%	18%
17.61	16.32	990,129	1.58		5.63	17
(4.19)	(14.16)	892,964	1.71		5.55	18
16.41	22.06	987,664	1.71		5.65	8
4.18	1.37	900,461	1.66		6.60	9

3.90	5.42	1,087,270	1.51		5.35	12
15.60	15.87	1,106,455	1.58		5.71	15
(5.06)	(11.99)	1,013,487	1.69		5.49	16
15.48	15.97	1,130,611	1.70		5.65	15
4.74	4.95	1,039,723	1.48		6.74	8

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Premium Income (NPI)
Year Ended 10/31:
2015	0.52%
2014	0.57
2013	0.72
2012	0.71
2011	0.58

Premium Income 2 (NPM)
Year Ended 10/31:
2015	0.56%
2014	0.59
2013	0.72
2012	0.69
2011	0.42

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accumu- lated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
Premium Income 4 (NPT)
Year Ended 10/31:
2015	$14.42	$0.78	$(0.03)	$—		$—		$0.75	$(0.82)	$—	$(0.82)	$14.35	$13.30
2014	12.97	0.79	1.48	—		—		2.27	(0.82)	—	(0.82)	14.42	13.30
2013	14.51	0.81	(1.53)	—		—		(0.72)	(0.82)	—	(0.82)	12.97	12.00
2012	13.07	0.83	1.46	—		—		2.29	(0.85)	—	(0.85)	14.51	14.48
2011	13.31	0.82	(0.21)	—		—		0.61	(0.85)	—	(0.85)	13.07	12.76

(a)	The amounts shown are for ARPS based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

5.25%	6.34%	$622,065	1.57%		5.42%	22%
18.09	18.23	625,125	1.64		5.80	13
(5.16)	(11.86)	562,020	1.69		5.85	17
17.96	20.63	628,367	1.75		5.93	9
5.13	2.63	565,529	1.99		6.71	11

(c)
Ratios do not reflect the effect of dividend payments to APRS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Premium Income 4 (NPT)
Year Ended 10/31:
2015	0.56%
2014	0.63
2013	0.70
2012	0.75
2011	0.94

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

	VMTP Shares		VRDP Shares
	at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Premium Income (NPI)
Year Ended 10/31:
2015	$407,000	$341,102	$—	$—
2014	407,000	343,275	—	—
2013	407,000	319,402	—	—
2012	402,400	345,443	—	—
2011	402,400	323,773	—	—

Premium Income 2 (NPM)
Year Ended 10/31:
2015	—	—	489,500	322,118
2014	—	—	489,500	326,038
2013	—	—	489,500	307,045
2012	—	—	489,500	330,977
2011	—	—	489,500	312,405

Premium Income 4 (NPT)
Year Ended 10/31:
2015	—	—	262,200	337,248
2014	—	—	262,200	338,415
2013	—	—	262,200	314,348
2012	—	—	262,200	339,652
2011	—	—	262,200	315,686
See accompanying notes to financial statements.

78	Nuveen Investments

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):
• Nuveen Premium Income Municipal Fund, Inc. (NPI) ("Premium Income (NPI)")
• Nuveen Premium Income Municipal Fund 2, Inc. (NPM) ("Premium Income 2 (NPM)")
• Nuveen Premium Income Municipal Fund 4, Inc. (NPT) ("Premium Income 4 (NPT)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Premium Income (NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) were incorporated under the state laws of Minnesota on April 15, 1988, November 4, 1991 and January 13, 1993, respectively.
The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Fund Reorganizations
During August 2015, the Nuveen funds' Board of Directors/Trustees approved a series of reorganizations for certain funds, one of which is included in this report (the "Reorganizations"). The Reorganizations are intended to create one, larger national Fund, which would potentially offer shareholders the following benefits:
• Improving fund net earnings potential through a broader investment mandate;

• Creating significantly larger funds that offer greater liquidity and ease of trading; and

• Eliminating overlapping products and enhancing fund differentiation
The proposed Reorganizations are as follows:

Target Funds	Acquiring Fund
Premium Income 4 (NPT)	Nuveen Dividend Advantage Municipal Fund 3 (NZF) to be
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)	renamed Enhanced Municipal Credit Opportunities Fund (NZF)
Nuveen Municipal Advantage Fund, Inc. (NMA)
The Reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Reorganizations, the Target Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value ("NAV") of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Funds will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations.

Nuveen Investments	79

Notes to Financial Statements (continued)
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when issued/delayed delivery purchase commitments were as follows:

	Premium		Premium
	Income		Income 4
	(NPI	)	(NPT	)
Outstanding when-issued/delayed delivery purchase commitments	$13,569,275		$540,000
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data

80	Nuveen Investments

obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by a pricing service approved by the Funds' Board of Directors (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Premium Income (NPI)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$1,427,071,627	$—		$1,427,071,627
Corporate Bonds	—	—	17,399	***	17,399
Short-Term Investments*:
Municipal Bonds	—	—	6,357,371	***	6,357,371
Total	$—	$1,427,071,627	$6,374,770		$1,433,446,397

Premium Income 2 (NPM)
Long-Term Investments*:
Municipal Bonds	$—	$1,612,705,182	$—		$1,612,705,182
Corporate Bonds	—	—	1,370	***	1,370
Short-Term Investments*:
Municipal Bonds	—	—	1,519,151	***	1,519,151
Investments in Derivatives:
Interest Rate Swaps**	—	(2,765,980)	—		(2,765,980)
Total	$—	$1,609,939,202	$1,520,521		$1,611,459,723

Premium Income 4 (NPT)
Long-Term Investments*:
Municipal Bonds	$—	$915,523,148	$—		$915,523,148
Corporate Bonds	—	—	3,084	***	3,084
Short-Term Investments*:
Municipal Bonds	—	—	2,246,138	***	2,246,138
Total	$—	$915,523,148	$2,249,222		$917,772,370

*	Refer to the Fund's Portfolio of Investments for state/industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.

Nuveen Investments	81

Notes to Financial Statements (continued)
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

82	Nuveen Investments

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
Floating Rate Obligations Outstanding	(NPI	)	(NPM	)	(NPT	)
Floating rate obligations: self-deposited Inverse Floaters	$91,149,000		$71,984,000		$49,019,000
Floating rate obligations: externally-deposited Inverse Floaters	74,417,000		103,796,000		22,717,000
Total	$165,566,000		$175,780,000		$71,736,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
Self-Deposited Inverse Floaters	(NPI	)	(NPM	)	(NPT	)
Average floating rate obligations outstanding	$73,428,932		$65,594,356		$47,154,630
Average annual interest rate and fees	0.57%		0.57%		0.57%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
Floating Rate Obligations - Recourse Trusts	(NPI	)	(NPM	)	(NPT	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$43,835,000		$30,095,000		$2,400,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	10,615,000		18,670,000		12,000,000
Total	$54,450,000		$48,765,000		$14,400,000

Nuveen Investments	83

Notes to Financial Statements (continued)
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract (which is akin to a bond's maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For over-the-counter ("OTC") swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.
Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps." In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, Premium Income 2 (NPM) as part of its duration management strategies, invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Premium
	Income 2
	(NPM	)
Average notional amount of interest rate swap contracts outstanding*	$69,560,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

84	Nuveen Investments

The following table presents the fair value of all swap contracts held by the following Fund, as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Premium Income 2 (NPM)
Interest rate	Swaps	—	$—	Unrealized depreciation on	$(2,765,980)
				interest rate swaps
The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Gross Amounts Not Offset
on the Statement of
Assets and Liabilities
		Gross		Gross		Amounts	Net Unrealized
		Unrealized		Unrealized		Netted on	Appreciation				Collateral
		Appreciation on		(Depreciation on	)	Statement of	(Depreciation on	)			Pledged
		Interest Rate		Interest Rate		Assets and	Interest Rate		Financial		to (from	)	Net
Fund	Counterparty	Swaps	*	Swaps	*	Liabilities	Swaps		Instruments	**	Counterparty		Exposure
Premium Income 2 (NPM)	JPMorgan	$—		$(2,765,980)		$—	$(2,765,980)		$186,715		$2,579,265		$—

*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
**	Represents inverse floating rate securities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Premium Income 2 (NPM)	Interest rate	Swaps	$(11,895,435)	$5,325,458
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
The Funds did not have any common share transactions during the current and prior fiscal periods.
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publically available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Premium Income (NPI)	2018	4,070	$407,000,000

Nuveen Investments	85

Notes to Financial Statements (continued)
On May 19, 2015 Premium Income (NPI) refinanced all of its outstanding Series 2015 VMTP Shares with the issuance of new series 2018 VMTP Shares.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund ("Optional Redemption Date"), subject to payment of premium for one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund's series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Premium Income (NPI)	2018	December 1, 2018	June 1, 2016	May 31, 2016
The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Premium
	Income
	(NPI	)
Average liquidation value of VMTP Shares outstanding	$407,000,000
Annualized dividend rate	1.09%
VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Premium Income (NPI) incurred offering costs of $200,000 in connection with its issuance of Series 2018 VMTP Shares, which were expensed as incurred and are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publically available.
As of the end of the reporting period, the details of the Funds' VRDP Shares outstanding were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Premium Income 2 (NPM)	1	4,895	$489,500,000	May 1, 2041
Premium Income 4 (NPT)	1	2,622	$262,200,000	March 1, 2040
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

86	Nuveen Investments

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Premium		Premium
	Income 2		Income 4
	(NPM	)	(NPT	)
Average liquidation value of VRDP Shares outstanding	$489,500,000		$262,200,000
Annualized dividend rate	0.13%		0.12%
For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following table:
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2015
	Series	Shares	Amount
Premium Income (NPI)
VMTP Shares issued	2018	4,070	$407,000,000
VMTP Shares exchanged	2015	(4,070)	(407,000,000)
Net increase (decrease)		—	$—
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Purchases	$257,252,478		$201,767,636		$203,209,512
Sales and maturities	254,795,387		224,334,303		201,479,639
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Cost of investments	$1,248,035,316		$1,424,239,967		$790,167,628
Gross unrealized:
Appreciation	$107,221,731		$131,108,298		$81,126,477
Depreciation	(12,964,329)		(13,099,152)		(2,540,894)
Net unrealized appreciation (depreciation) of investments	$94,257,402		$118,009,146		$78,585,583

Nuveen Investments	87

Notes to Financial Statements (continued)
Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, tender option bond adjustments, expiration of capital loss carryforwards, nondeductible reorganization expenses and taxable market discount resulted in reclassifications among the Funds' components of common share net assets as of October 31, 2015, the Funds' tax year end, as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT	)
Paid-in-surplus	$(2,172,059)	$(2,702,137)	$(1,487,061)
Undistributed (Over-distribution of) net investment income	(191,924)	(299,005)	225,324
Accumulated net realized gain (loss)	2,363,983	3,001,142	1,261,737
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2015, the Funds' tax year end, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Undistributed net tax-exempt income1	$7,273,930		$8,488,467		$6,347,553
Undistributed net ordinary income2	498,778		102,124		134,594
Undistributed net long-term capital gains	—		—		—
1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2015, paid on November 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended October 31, 2015 and October 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
2015	(NPI	)	(NPM	)	(NPT	)
Distributions from net tax-exempt income3	$57,176,462		$61,723,432		$35,674,478
Distributions from net ordinary income2	599,982		93,636		161,386
Distributions from net long-term capital gains	—		—		—

	Premium		Premium		Premium
	Income		Income 2		Income 4
2014	(NPI	)	(NPM	)	(NPT	)
Distributions from net tax-exempt income	$60,036,674		$61,798,236		$35,713,024
Distributions from net ordinary income2	380,731		78,585		10,592
Distributions from net long-term capital gains	—		—		—
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2015, as Exempt Interest Dividends.
As of October 31, 2015, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Expiration:
October 31, 2016	$3,777,643		$18,051,540		$3,418,229
October 31, 2017	11,817,772		488,931		—
Not subject to expiration	—		9,529,065		—
Total	$15,595,415		$28,069,536		$3,418,229
During the Funds' tax year ended October 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Premium		Premium
	Income		Income 4
	(NPI	)	(NPT	)
Utilized capital loss carryforwards	$3,492,913		$2,390,048
As of October 31, 2015, the Funds' tax year end, $64,177 of Premium Income 2's capital loss carryforward expired.
7. Management Fees and Other Transactions with Affiliates
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

88	Nuveen Investments

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Premium Income (NPI)
Premium Income 2 (NPM)
Premium Income 4 (NPT)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
8. Borrowing Arrangements
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2014, Premium Income (NPI) and Premium Income 2 (NPM) utilized $280,921 and $6,820,591 respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. Premium Income 4 (NPT) did not draw on this Unsecured Credit Line during the current fiscal period.
During July 2015, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	89

Additional Fund Information (Unaudited)

Board of Directors
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth
*  Interested Board Member.
** Will retire from the Funds' Board of Directors effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NPI	NPM	NPT
Common shares repurchased	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

90	Nuveen Investments

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

Nuveen Investments	91

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

92	Nuveen Investments

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	93

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Directors of each Fund (each, a "Board" and each Director, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, at an in-person meeting held on May 11-13, 2015 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.
The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board's understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.
The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

94	Nuveen Investments

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.
The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser's organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. ("Nuveen") (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the "TIAA-CREF Transaction").

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser's continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser's investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser's ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser's strong commitment to compliance and reviewed information reflecting the compliance group's ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer's report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser's continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser's use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen's continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge,

96	Nuveen Investments

the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser's investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the applicable investment team. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund's premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

• The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

• The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

• The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund's peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Premium Income Municipal Fund, Inc. (the "Premium Income Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Premium Income Municipal Fund 2, Inc. (the "Premium Income Fund 2"), the Board recognized that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods, the Fund outperformed its benchmark in each of such periods. The Board recognized that the Fund's overweight in 1 to 10 year maturity bonds as well as higher quality bonds contributed to its underperformance compared to peers. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

For Nuveen Premium Income Municipal Fund 4, Inc. (the "Premium Income Fund 4"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor's net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds' fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

98	Nuveen Investments

The Board noted that the Premium Income Fund had a slightly higher net management fee than its peer average but a net expense ratio that was in line with its peer average, the Premium Income Fund 2 had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average and the Premium Income Fund 4 had a net management fee and a net expense ratio that were in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen's net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of

100	Nuveen Investments

a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. In addition to fund specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds' portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
196

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
196

102	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					196

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					196

Nuveen Investments	103

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	196

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					197

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197

104	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	197

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197

■	SHERRI A. HLAVACEK 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015
Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					197

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	197

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	197

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					197

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197

Nuveen Investments	105

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

106	Nuveen Investments

Notes

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-E-1015D 12541-INV-Y-12/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2015	$22,500	$0	$0	$1,594

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2014	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2015	$ 1,594	$ 0	$ 0	$ 1,594
October 31, 2014	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	15	$18.25 billion
	Other Pooled Investment Vehicles	1	$45.3 million
	Other Accounts	2	$57.7 million
*	Assets are as of October 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NPM SECURITIES AS OF OCTOBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan			X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2016